SEMIANNUAL REPORT
                                 March 31, 1998

                                      FMI
                                   Focus Fund

                                   A NO-LOAD
                                  MUTUAL FUND

FMI Focus Fund
MAY 13, 1998

THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM ITS INCEPTION (12/16/96) TO 3/31/98 AS COMPARED TO THE STANDARD & POOR'S 500 AND THE RUSSELL 2000

                     FMI Focus Fund   Standard & Poor's 500    Russell 2000
                     --------------   ---------------------    ------------
   12/16/96             $10,000              $10,000              $10,000
   12/31/96             $10,250              $10,280              $10,350
   3/31/97              $10,742              $10,547               $9,812
   6/30/97              $12,719              $12,393              $11,401
   9/30/97              $16,814              $13,335              $13,100
   12/31/97             $17,402              $13,708              $12,668
   3/31/98              $19,891              $15,627              $13,947

Results From Fund Inception (12/16/96) Through 3/31/98
                                                           Annualized
                                                        Total Return*<F1>
                                                      Through 3/31/98
                           Total Return*<F1>                From Fund
                           Last 3 Months           Inception 12/16/96
                           -------------           ------------------
FMI Focus Fund                     14.3%                        70.5%
Standard &Poor's 500               14.0%                        41.4%
Russell 2000                       10.1%                        29.5%

*<F1>Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions.

Dear Fellow Shareholder:

  The FMI Focus Fund is off to a good start in 1998. For the first quarter ending March 31st, the Fund gained 14.3%, which compares favorably to the 10.1% advance for the Russell 2000, 14.0% for the Standard & Poor's 500, and 12.1% for the median capital appreciation fund, according to Lipper Analytical Services. For the twelve months ending March 31st, the Fund increased in value by 85.1%, ranking it first among 232 funds in the capital appreciation category!

  For the quarter, we were pleased to have performed as well as we did given that much of the "action" took place in the very large capitalization stocks and the rapidly growing but richly valued sector of the market. Our area of focus, smaller, reasonably valued companies, did not attract as much investor attention, and as a group, lagged the market. So while the general market indices exhibited robust performance, the strength was exaggerated by a few exceptional sectors. As an example, the 23.24% gain posted by the NASDAQ 100 (100 largest NASDAQ companies) vastly out paced the 10.30% advance by the Russell 2000 (smaller company index.)

  To use a fishing metaphor, the fish were only nibbling in our smaller cap, reasonably valued pond while they were practically jumping into the boat in the larger cap and high P/E, rapidly growing ponds.

  Fortunately, we know our pond well enough to still have found a few productive areas and managed to beat many of the general averages, even if it wasn't by as wide a margin as in some of the previous quarters. As we have noted many times in the past, we are significant shareholders in the Fund, which results in a sensible and disciplined approach. We are not about to jump into another pond that we don't know well, just because the fishing is hot at the moment. We feel very good about the prospects for the stocks in our portfolio and have been around long enough to know that the action will cycle around our pond again.

  Continuing with the fishing metaphor, no "lunkers" were pulled in this quarter, but we did enjoy a handful of "keepers", including insurance companies:
Amerin Corporation, Ambac Financial, and Delphi Financial; Texas banks Prime Bancshares and Southwest Bancorporation; specialty chemical manufacturer Minerals Technologies; and finally, General Cable and Superior Telecom, both manufacturers of wire and cable. Superior Telecom is now the Fund's largest position, at approximately 9% of assets as of mid-April, and is our featured stock for this quarterly report. But before we review it, just a quick note on how the portfolio is structured.

  There were forty-five companies in the Fund as of the end of the quarter, clearly a greater number than in the recent quarters, and on the surface, more diversified than one might anticipate with a so-called Focused Fund. However, certain concentrations are still quite prevalent. Financial Services, for example, still comprise about a third of the portfolio, a "big bet", but down from as high as 50% of the portfolio in previous quarters. In part, this is due to the substantial appreciation the group has enjoyed. We have culled some of the fully valued positions and begun to replace them with more attractive opportunities. This has meant trading down in market cap to smaller companies where we still find bargains. But this requires some patience as the smaller stocks are often illiquid and take time to accumulate. Hence, we have taken a "package approach" in this area. Inherently, this means more individual company investments. With the "package approach" we tend to look at the collection as one position. Except for the occasional buyout, these stocks tend to move together.

  We would also point out that the top 15 positions account for about fifty-five percent of the portfolio. Again, much more concentrated than the average fund, but less concentrated than we have been in the past. The principal reason for this, in addition to the above discussion on financials, is that opportunities like Bucyrus International or Commence Clearing House, big winners for us in the past, simply don't come around that often. The circumstances leading us to make a 15% to 20% "bet" tend to be extraordinary. The risk reward characteristics must be outstanding. We really don't expect this type of situation to occur more than a couple of times every several years. But the beauty of our non-diversified charter is that when they do, we really "load up".

  We are on the hunt for the next "big one", which again, explains why we are less concentrated than we would ideally like to be. One to keep an eye on, though, is our old friend Raychem, featured in the last shareholder's report. The company possesses a terrific portfolio of businesses, effective and shareholder oriented management and is very cheap at 14 times free cash flow (even after capital spending requirements). The company also continues to buy back significant amounts of it's own stock. However, the progress the company has made in recent years is being obscured by currency translations due to the strength of the U.S. dollar and higher reported tax rate. Note though, that cash taxes are still quite low. Concerns about Asian exposure, which represents about 20% of the company's revenue, are also weighing on the share price. If the selling pressure continues yet the fundamentals stay largely intact, we will likely add to the position. If Wall Street gives up on the stock and creates a selling panic, in the meantime we will be waiting with our bucket. Stay tuned! Now, on to Superior Telecom.

  Superior Telecom Inc., is the leading domestic manufacturer of copper telecommunications wire and cable products for the local loop segment of the telecommunications network. The company holds about a 40% market share of the copper phone lines that run between the local, central switching office and the telephone or the computer in your home or office.

  Copper wire is enjoying a renaissance. Strong demand is being driven by record telephone access line growth as consumers are installing additional lines for internet access, dedicated fax and computer lines, especially for home offices, and second phone lines for children.

  As well, advanced digital technologies, such as xDSL, have expanded the bandwidth capacity of the existing copper cable infrastructure and has given the RBOC's, or Regional Bell Operating Companies renewed optimism with respect to the competitiveness of copper vis-a-vis Fiber and CATX Coaxial Cable. The Regional Bell Operating Companies have responded by spending more money on maintenance, repair, and upgrades which can account for as much as 50% total copper wire demand (new access lines accounting for the other 50%). We believe the company can grow earnings 15% to 20% annually over the next few years. The company is well managed, generates tremendous free cash flow, and is reasonably valued at seventeen times our 1998 earnings estimate.

  In closing, we want to thank Dave Campbell of Keefe, Bruyette and Woods, Inc. for bringing the Texas banks to our attention. They have been terrific winners for us. And Glen Primack of Cleary Gull, Reiland and McDevitt for the Superior Telecom idea. As always thanks to the FMI Focus Fund shareholders for your continuing support.

Sincerely,

/s/ Ted D. Kellner               /s/ Richard E. Lane

Ted D. Kellner, C.F.A.           Richard E. Lane, C.F.A.
President                        Portfolio Manager

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555



FMI Focus Fund
STATEMENT OF NET ASSETS
March 31, 1998 (Unaudited)

SHARES OR                                                         QUOTED
PRINCIPAL                                                         MARKET
 AMOUNT                                               COST        VALUE
 ------                                              ------       ------
COMMON STOCKS -- 101.4% (A)<F3>

       BANKS & FINANCIAL SERVICES -- 15.3%
 5,000  Amcore Financial Inc.                    $ 121,675      $ 135,000
 4,000  Associated Banc-Corp.                      167,165        215,752
 8,300  Bay Bancshares, Inc.                       134,675        182,600
19,200  Blackhawk Bancorp, Inc.                    255,375        288,000
10,000  Local Financial*<F2>(b)<F4>                100,000        115,000
14,000  Midwest Banc Holdings, Inc.                210,000        248,500
 8,000  National City Bancorporation*<F2>          242,000        271,000
18,000  Prime Bancshares, Inc.                     332,500        461,250
 6,000  Southwest Bancorporation
          of Texas, Inc.*<F2>                      157,500        237,750
 4,000  Union Bankshares Ltd.* <F2>                102,500        115,000
 8,100  Willis Lease Finance Corp.*<F2>            121,500        181,237
                                                ----------     ----------

                                                 1,944,890      2,451,089
       CABLE TELEVISION -- 3.4%
 30,000 Jones Intercable Inc. Cl A*<F2>             466,120       547,500

       CHEMICAL/SPECIALTY MATERIALS -- 4.3%
 3,000  H.B. Fuller Co.                            171,180        179,625
10,000  Minerals Technologies Inc.                 422,192        503,750
                                                ----------     ----------
                                                   593,372        683,375
       COMPUTERS & ELECTRONICS -- 14.3%
20,000  Berg Electronics Corp.*<F2>                449,340        513,760
10,000  Icon CMT Corp.*<F2>                        162,060        155,000
22,000  MicroTouch Systems, Inc.*<F2>              360,944        423,500
10,000  Molex Inc. Class A                         265,100        268,130
 4,000  Sanmina Corp.*<F2>                         280,519        279,752
 5,000  Thomas & Betts Corporation                 239,112        320,000
14,000  Tollgrade CommunicationsInc.*<F2>          302,250        322,000
                                                ----------     ----------
                                                 2,059,325      2,282,142

       CONSUMER PRODUCTS/RETAILING -- 8.7%
20,000  International Game Technology              521,512        500,000
19,000  Jostens, Inc.                              425,546        456,000
10,000  Ross Stores, Inc.                          417,798        441,250
                                                ----------     ----------
                                                 1,364,856      1,397,250
       HEALTH INDUSTRIES -- 5.3%
26,875  Covance Inc.*<F2>                          477,039        660,131
15,000  Diagnostic Health
         Services, Inc.*<F2>                       210,000        191,250
                                                ----------     ----------
                                                   687,039        851,381
       INDUSTRIAL PRODUCTS -- 14.8%
12,000  Bandag, Inc. Class A                       570,720        639,756
 5,000  Essex International, Inc.*<F2>             200,825        197,500
10,000  FARO Technologies, Inc.*<F2>               117,500        120,000
 8,900  General Cable Corp.                        277,503        403,838
24,000  Raychem Corp.                              923,440        997,512
                                                ----------     ----------
                                                 2,089,988      2,358,606
       INSURANCE -- 16.7%
 7,000  American Safety
           Insurance Group, Ltd.*<F2>               82,625         94,500
 6,000  Ambac Financial Group, Inc.                279,798        350,628
35,000  Amerin Corporation*<F2>                    971,988      1,054,375
10,000  Delphi Financial Group, Inc.*<F2>          406,075        532,500
 6,000  Financial Industries Corp.*<F2>            114,750        123,750
13,000  Motor Club of America*<F2>                 186,250        222,625
11,000  Stirling Cooke Brown Holdings              278,058        291,500
                                                ----------     ----------
                                                 2,319,544      2,669,878
       MEDIA/COMMUNICATION -- 16.8%
10,000  ADC Telecommunications, Inc.*<F2>          198,437        275,630
23,300  Anixter International Inc.*<F2>            385,048        429,605
19,000  Imax Corporation*<F2>                      423,914        539,125
25,000  Paging Network, Inc.*<F2>                  277,925        384,375
10,000  PairGain Technologies, Inc.*<F2>           211,819        240,000
19,500  Superior TeleCom Inc.                      598,098        814,125
                                                ----------     ----------
                                                 2,095,241      2,682,860

       PRINTING/PUBLISHING/FORMS -- 1.8%
20,000  PRIMEDIA Inc.*<F2>                         276,681        293,760
                                                ----------     ----------
       Total common stocks                      13,897,056     16,217,841
                                                ----------     ----------
SHORT-TERM INVESTMENTS -- 0.0% (A)<F3>
     VARIABLE RATE DEMAND NOTES
$2,798  General Mills, Inc.                          2,798          2,798
                                                ----------     ----------
       Total investments                       $13,899,854     16,220,639
                                                ----------
                                                ----------

Liabilities, less cash and
     receivables (1.4%)(A)<F3>                                   (226,891)
                                                               ----------
       Net Assets                                             $15,993,748
                                                               ----------
                                                               ----------
       Net Asset Value Per Share
         ($0.01 par value 500,000,000
         shares authorized), offering
         and redemption price
         ($15,993,748 / 947,654
         shares outstanding)                                       $16.88
                                                               ----------
                                                               ----------


  *<F2>Non-income producing security.

  (a)<F3> Percentages for the various classifications relate to net assets.
  (b)<F4> As of March 31, 1998, the security was illiquid and unregistered and was valued at fair value as discussed in footnote (1)(a). However, effective April 22, 1998, the security has been registered.

  The accompanying notes to financial statements are an integral part of this statement.


FMI Focus Fund
STATEMENT OF OPERATIONS
For the Period Ending March 31, 1998 (Unaudited)


INCOME:
    Dividends                                                 $     29,373
    Interest                                                         3,009
                                                               -----------
        Total income                                                32,382
                                                               -----------
EXPENSES:
    Management fees                                                 55,024
    Professional fees                                               31,542
    Registration fees                                               17,739
    Administrative services                                          9,552
    Printing and postage expenses                                    7,137
    Custodian fees                                                   6,559
    Transfer agent fees                                              5,604
    Amortization of organizational expenses                          2,977
    Other expenses                                                   3,545
                                                               -----------
    Total operating expenses before interest
      expense, dividends on short positions
      and reimbursement                                            139,679

    Interest expense                              $   23,788
    Dividends on short positions                         -0-
                                                  -----------
    Total interest expense and
     dividends on short positions                                   23,788
                                                               -----------
        Total expenses before reimbursement                        163,467
    Less expenses assumed by adviser                                (8,422)
                                                               -----------
        Net expenses                                               155,045
NET INVESTMENT LOSS                                               (122,663)
                                                               -----------
    Net realized gain on investments                215,413
    Net realized loss on short positions            (74,248)
                                                -----------
NET REALIZED GAIN ON INVESTMENTS AND
    SHORT POSITIONS                                                141,165
NET INCREASE IN UNREALIZED
  APPRECIATION ON INVESTMENTS                                    1,914,986
                                                               -----------
NET GAIN ON INVESTMENTS AND SHORT POSITIONS                      2,056,151
                                                               -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $1,933,488
                                                               -----------
                                                               -----------

  The accompanying notes to financial statements are an integral part of this statement.

FMI Focus Fund
STATEMENTS OF CHANGES IN NET ASSETS For the Period Ending March 31, 1998 (Unaudited) and For the Period from December 16, 1996 (commencement of operations) to September 30, 1997

                                                     1998            1997
                                                ----------      ----------
OPERATIONS:
  Net investment loss                            $(122,663)      $ (20,220)
  Net realized gain on investments
    and short positions                            141,165         524,136
  Net increase in unrealized
    appreciation on investments                  1,914,986         405,799
                                                ----------      ----------
     Net increase in net assets
    resulting from operations                    1,933,488         909,715
                                                ----------      ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distribution from net investment
    income ($0.015 per share)                           --           (818)
  Distributions from net realized
    gains ($0.4782 and $1.8971
    per share, respectively)                     (278,771)       (355,365)
                                                ----------      ----------
     Total distributions                         (278,771)       (356,183)*<F5>
                                                ----------      ----------
FUND SHARE ACTIVITIES:
  Proceeds from shares issued (597,159 and
    316,306 shares, respectively)                9,180,899       4,178,695
  Net asset value of shares
    issued in distributions (15,049 and
    24,644 shares, respectively)                   215,951         339,335
  Cost of shares redeemed (14,453 and
    1,071 shares, respectively)                  (214,113)        (15,268)
                                                ----------      ----------
     Net increase in net assets derived
       from Fund share activities                9,182,737       4,502,762
                                                ----------      ----------
     TOTAL INCREASE                             10,837,454       5,056,294
NET ASSETS AT THE BEGINNING OF THE PERIOD        5,156,294         100,000
                                                ----------      ----------
NET ASSETS AT THE END OF THE PERIOD            $15,993,748    $  5,156,294
                                                ----------      ----------
                                                ----------      ----------

  *<F5>Total distributions consists entirely of ordinary income, of which 2% is eligible for the corporate dividends received deduction.

  The accompanying notes to financial statements are an integral part of these statements.

FMI Focus Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)


                                      (UNAUDITED)
                                    FOR THE PERIOD     FOR THE PERIOD FROM
                                        ENDING        DECEMBER 16, 1996+<F6> TO
                                    MARCH 31, 1998     SEPTEMBER 30, 1997
                                    --------------    ---------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period     $  14.74            $  10.00
Income from investment operations:
Net investment loss (a)<F9>                 (0.09)              (0.04)
Net realized and unrealized gains
    on investments
    and short positions                      2.71                6.69
                                        ---------            --------
Total from investment operations             2.62                6.65
Less distributions:
Dividend from net investment income            --              (0.01)
Distributions from net realized gains       (0.48)              (1.90)
                                        ----------            --------
Total from distributions                    (0.48)              (1.91)
                                        ----------            --------
Net asset value, end of period            $  16.88            $  14.74
                                         ---------            --------
                                         ---------            --------
TOTAL INVESTMENT RETURN                      18.3%*<F7>          68.0%*<F7>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)      15,995               5,156
Ratio of operating expenses
  (after reimbursement) to average
   net assets (b)<F10>                       2.74%**<F8>         2.75%**<F8>
Ratio of interest expense and
  dividends on short positions
  to average net assets                      0.50%**<F8>         0.17%**<F8>
Ratio of net investment loss to
  average net assets (c)<F11>               (2.07%)**<F8>       (1.85%)**<F8>
Portfolio turnover rate                     186.8%              298.2%
Average commission rate paid               $0.0599             $0.0758

  +<F6>Commencement of operations.
  *<F7>Not annualized.
  **<F8>Annualized.
  (a)<F9>Net investment loss before interest expense and dividends on short positions for the period ended March 31, 1998 and September 30, 1997 was ($0.07) and ($0.04), respectively.
  (b)<F10>Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the period ended March 31, 1998 and September 30, 1997, the ratio would have been 2.92%**<F8> and 6.38%**<F8>, respectively.
  (c)<F11>Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the period ended March 31, 1998 and September 30, 1997, the ratio would have been (2.24%)**<F8> and (5.48%)**<F8>, respectively.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Focus Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 1998 (Unaudited)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

   The following is a summary of significant accounting policies of the FMI Focus Fund (the "Fund"), a portfolio of FMI Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940. The Company was incorporated under the laws of Maryland on September 5, 1996 and the Fund commenced operations on December 16, 1996. The investment objective of the Fund is to seek capital appreciation principally through investing in common stocks and warrants, engaging in short sales, investing in foreign securities and effecting transactions in stock index contracts, options and stock index futures contracts, and options on securities and stock indexes.
 (a) Each security, including securities sold short, but excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Common stocks which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent bid price. Securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent ask price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price. Options purchased or written by the Fund are valued at the average of the most recent bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments are valued at amortized cost which approximates quoted market value. Investment transactions are recorded no later than the first business day after the trade date.
 (b) Net realized gains and losses on common stock are computed on the basis of the cost of specific certificates.
 (c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.
 (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
 (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and does not anticipate nonperformance by these counterparties.
 (f) Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.
 (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.
 (h) The Fund may sell securities short. For financial statement purposes, an amount equal to the settlement amount would be included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of liquid securities. These segregated assets are required to be adjusted daily to reflect changes in the value of the securities sold short. As of March 31, 1998 there were no short positions in the Fund.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

   The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund paid FMI, for the period from October 1, 1997 through December 31, 1997, a monthly management fee at the annual rate of 1% of the daily net assets. Effective January 1, 1998 the Fund will pay monthly management fee of 1.25% of the daily net assets. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.2% of the daily net assets up to and including $30,000,000, 0.1% on the next $70,000,000 and 0.05% of the daily net assets of the Fund in excess of $100,000,000.

   As required under the management agreement, FMI has reimbursed the Fund for expenses over 2.75% of the daily net assets of the Fund. These reimbursements amounted to $8,422 for the period ended March 31, 1998.

 (3) CREDIT FACILITY --

   Firstar Bank Milwaukee, NA has made available to the Fund a $1,000,000 credit facility pursuant to a Credit Agreement ("Agreement") dated August 21, 1997 (subsequently amended) for the purpose of purchasing portfolio securities.
 The Agreement is renewed annually each August. Principal and interest of each loan under the Agreement are due not more than 90 days after the date of the loan. Amounts under the credit facility bear interest at a rate per annum equal to the prime rate (8.50% on March 31, 1998) on the amount borrowed. Additionally, the Fund pays a commitment fee of 0.25% of the commitment and an unused line fee of 0.25% of the unused amount of the facility. Advances are collateralized by securities owned by the Fund. During the period September 30, 1997 through March 31, 1998, the Fund had an outstanding average daily balance of $476,511 under the Agreement. The maximum amount outstanding during that period was $1,950,000. Interest expense amounted to $23,788 for the period ended March 31, 1998. At March 31, 1998, the Fund had a loan payable balance of $375,000, and the securities collateralizing the Agreement amounted to $7,853,832.

   Pursuant to the 1940 Act, the Fund is required to satisfy asset coverage requirements on its outstanding borrowings. At March 31, 1998, the Fund satisfied all asset coverage requirements of the 1940 Act.

(4)  DISTRIBUTION TO SHAREHOLDERS --

   Net investment income and net realized gains are distributed to shareholders. On December 29, 1997, the Fund distributed $278,771 from net short-term realized gains ($0.4782 per share). The distribution was paid on December 30, 1997, to shareholders of record on December 26, 1997.

(5)  DEFERRED EXPENSES --

   Organizational expenses were deferred and are being amortized on a straight-line basis over a period of five years beginning with the date of sales of shares to the public. These expenses were advanced by the Adviser who will be reimbursed by the Fund over a period of five years. The proceeds of any redemption of the initial shares by the original shareholder will be reduced by a pro-rata portion of any then unamortized deferred expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption. The unamortized organizational expenses at March 31, 1998 were $22,326.

(6)  INVESTMENT TRANSACTIONS --

   For the period ending March 31, 1998, purchases and proceeds of sales of investment securities (excluding short-term investments) were $27,798,959 and $19,103,582, respectively.

(7)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

   As of March 31, 1998, liabilities of the Fund included the following:
      Loan payable                                    $   375,000
      Payable to brokers for securities purchased         159,426
      Payable to FMI for management, administrative
        fees and deferred expenses                         40,480
      Interest payable on loan payable                      3,732

      Other liabilities                                     6,101

(8)SOURCES OF NET ASSETS --

   As of March 31, 1998, the sources of net assets were as follows:
      Fund shares issued and outstanding              $13,659,487
      Net unrealized appreciation on investments        2,320,785
      Accumulated net realized gains on investments        13,476
                                                       ----------
                                                      $15,993,748
                                                       ----------
                                                       ----------

   Aggregate net unrealized appreciation as of March 31, 1998, consisted of the following:
      Aggregate gross unrealized appreciation          $2,383,570
      Aggregate gross unrealized depreciation             (62,785)
                                                       ----------
          Net unrealized appreciation                  $2,320,785
                                                       ----------
                                                       ----------


                                 FMI FOCUS FUND
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                                TED D. KELLNER
                                THOMAS W. MOUNT
                                DONALD S. WILSON

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                           CUSTODIAN, TRANSFER AGENT
                         AND DIVIDEND DISBURSING AGENT
                             FIRSTAR TRUST COMPANY
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                          800-811-5311 or 414-765-4124

                            INDEPENDENT ACCOUNTANTS
                              PRICE WATERHOUSE LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.